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                                                                    EXHIBIT 4.22
                                                                    ------------

                              CERTIFICATE OF TRUST

                                       OF

                           PROVIDENT CAPITAL TRUST IV


         This Certificate of Trust of Provident Capital Trust IV (the "Trust"), dated December __, 1999, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Sec. 3801, et seq.) (the "Act").

         1. NAME. The name of the business trust formed by this Certificate of Trust is Provident Capital Trust IV.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801,
Attention: Corporate Trust Administration.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

         4. This Certificate may be executed in one or more counterparts.


                          [THE SIGNATURE PAGE FOLLOWS]




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                  IN WITNESS WHEREOF, the undersigned, being the trustees of the
Trust, have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                CHASE MANHATTAN BANK DELAWARE, not in its individual capacity but solely as trustee of the Trust

                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                THE CHASE MANHATTAN BANK, not in its individual capacity but solely as trustee of the Trust

                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                CHRISTOPHER J. CAREY, not in his individual capacity but solely as trustee of the Trust


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                MARK E. MAGEE, not in his individual capacity but solely as trustee of the Trust


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                TAYFUN TUZUN, not in his individual capacity but solely as trustee of the Trust


                                By:
                                         ---------------------------------------
                                         Name:
                                         Title:

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